THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 28, 2005

With respect to the Fund-of-Funds Risk

The following paragraph is added to the section of the prospectus titled Other Securities and Investment Practices:

Fund-of-Funds Risk. Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund (the "Thrivent Allocation Funds") allocate their assets among certain of the other Funds (the "Underlying Funds"). From time to time, one or more of the Underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Thrivent Allocation Funds or other investors. These transactions may affect the Underlying Funds since Underlying Funds that experience redemptions as a result of reallocations or rebalancings may have to sell Fund Securities and since Underlying Funds that receive additional cash will have to invest such cash. These effects may be particularly important when one or more of the Thrivent Allocation Funds owns a substantial portion of any Underlying Fund. While it is impossible to predict the overall impact of these transactions over time, the performance of an Underlying Fund may be adversely affected if the Underlying Fund is required to sell securities or invest cash at inopportune times. These transactions could also increase transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Because the Thrivent Allocation Funds may own substantial portions of some Underlying Funds, a redemption or reallocation by a Thrivent Allocation Fund away from an Underlying Fund could cause the Underlying Fund's expenses to increase. As an investor in an Underlying Fund, a Thrivent Allocation Fund will bear its ratable share of the Underlying Fund's expenses, in addition to the expenses of the Thrivent Allocation Fund with respect to the assets so invested.

The date of this Supplement is July 21, 2005.

Please include this Supplement with your Prospectus.